UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2010

Date of Report (Date of

earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.                                          Other Events.

On January 24, 2010, the Company issued a press release announcing the final data from its randomized, controlled Phase 2 trial of picoplatin in metastatic colorectal cancer (CRC) patients. The study met its primary objective, as picoplatin in combination with 5-fluorouracil and leucovorin (FOLPI regimen) was associated with a statistically significant reduction in neurotoxicity (p <0.004) compared to oxaliplatin given in combination with 5-fluorouracil and leucovorin (FOLFOX regimen).

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, specifically including the cautionary note regarding forward-looking statements contained in the press release.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1 – Press release dated January 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: January 27, 2010	By:	/s/ Gregory L. Weaver

Name: Gregory L. Weaver
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 24, 2010